THE HENLOPEN FUND

                           (THE HENLOPEN FUND LOGO)

                                 ANNUAL REPORT
                                 JUNE 30, 2000

To My Fellow Shareholders:

For the Quarter ending June 30, The Henlopen Fund decreased 15.2%. Annualized returns for the Fund for 1, 3 and 5 years are 53.7%, 33.4% and 28.1%, respectively. Since our inception on December 2, 1992, the Fund has an annualized return of 24.8%.

As we highlighted in our last shareholder letter, we have been operating within what is perhaps the best investment climate most of us have seen in our careers. Strong domestic economic growth driven by productivity gains, modest inflation, an increased pace of global economic development and rapid technological innovation have combined to create this positive environment. However, excesses inevitably occur, highlighted by the stunning valuations bestowed upon immature companies with little revenues, large losses, and, in many cases, uneconomic business plans. Such excesses spread even to the leading growth companies, where valuations had sprinted to levels unsustainable in the very short-term. The ensuing widespread correction, while painful, was vital to maintaining the health of what we feel is a continuing, powerful bull market.

As you will notice in the enclosed report, we have maintained a significant investment in many technology related industries that have considerable growth potential. We have also added to several non-technology holdings, especially in the area of natural gas exploration. This group appears to have a sustained period of growth ahead as domestic energy demand exceeds the industry's current ability to supply this efficient natural resource.

As of July 27, 2000, the Board of Trustees has declared distributions of $0.02123 from short-term realized capital gains which will be treated as ordinary income and $0.06635 from net long-term capital gains, payable July 28, 2000 to shareholders of record on July 26, 2000.

Volatility is part of the investment world within which we operate. Market setbacks, such as the one we have just experienced, are both normal and necessary; we believe they allow the stocks of rapidly growing, market-leading companies to purge excessive speculation before resuming their strong appreciation. Our long-term record seems to support this belief.

Sincerely,

/s/ Michael L. Hershey

Michael L. Hershey
President

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, LIPPER GROWTH FUND INDEX AND S&P 500 INDEX

              THE HENLOPEN FUND    LIPPER GROWTH FUND INDEX    S&P 500 INDEX
 6/30/99           $10,000                  $10,000               $10,000
 9/30/99            $9,840                   $9,480                $9,380
12/31/99           $14,120                  $11,433               $10,778
 3/31/00           $18,116                  $12,267               $11,026
 6/30/00           $15,363                  $11,752               $10,728

* Ending value represents increases of 53.7%, 17.6% and 7.2%, respectively.

                        MANAGED BY LANDIS ASSOCIATES LLC

                              WWW.HENLOPENFUND.COM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund invests in market-leading growth companies across a broad spectrum of industries. Relying on internal research and judgement, the Fund looks for companies that have competitive products and services, have strong management teams and are generating strong revenue and earnings growth. Artificial capitalization restraints are avoided so that growing companies, regardless of size, are included in the portfolio. The Fund strives to be fully invested and to maintain a balanced, diversified approach, investing across many industries and market sectors. This investment approach is based upon our conviction that growing businesses create capital, and that the best way for an investor to increase capital is to own shares of growing businesses.

Fiscal 2000 was the seventh consecutive year of growth for The Henlopen Fund. For the year ending 6/30/00, the Fund appreciated 53.7%, while over the last three years the Fund appreciated at an annual rate of 33.4%.

Fiscal 2000 began with the Federal Reserve raising interest rates for the first time since 1995. A series of rate increases and the debate as to their necessity and effect caused the stock market to mark time for the next four months. By October, strong earnings growth in technology companies and investor interest in the growing impact of the Internet resulted in a prolonged advance centered on those sectors. While the heavy concentration of those companies in the NASDAQ drove that Index up 100% in the next six months, the Dow Jones and S&P averages, which are heavily weighted in more cyclical sectors of the economy, lagged far behind. Sectors that contributed to the Fund's strong showing during that time included semiconductors, semiconductor capital equipment, communications equipment and software. In March 2000, the markets corrected much of the prior six months strong advance. It is our belief, however, that the combination of strong earnings and low inflation continues to provide attractive growth opportunities in the technology sector and other industries such as natural gas exploration.

    SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

               THE HENLOPEN FUND     S&P 500 INDEX    LIPPER GROWTH FUND INDEX
 12/2/92*<F1>       $10,000             $10,000               $10,000
 6/30/93            $11,562             $10,643               $10,661
 6/30/94            $12,126             $10,792               $10,841
 6/30/95            $15,493             $13,600               $13,350
 6/30/96            $21,442             $17,140               $16,109
 6/30/97            $22,519             $23,088               $19,916
 6/30/98            $29,908             $30,081               $25,942
 6/30/99            $34,813             $36,909               $31,572
 6/30/00            $53,507             $39,567               $37,128

*<F1>  DECEMBER 2, 1992 INCEPTION DATE

                          AVERAGE ANNUAL TOTAL RETURN

                                                    SINCE INCEPTION
                 1-YEAR              5-YEAR             12/2/92
                 ------              ------         ---------------
                 53.7%               28.1%               24.8%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                            STATEMENT OF NET ASSETS
                                 June 30, 2000

 SHARES OR
 PRINCIPAL
  AMOUNT                                                COST      MARKET VALUE
  ------                                                ----      ------------

LONG-TERM INVESTMENTS -- 97.4% (A)<F3>

COMMON STOCKS -- 97.4% (A)<F3>

               BASIC RESOURCES -- 1.0%
     80,000    Alcoa Inc.                            $  2,581,775 $  2,320,000
                                                     ------------ ------------

               COMMUNICATIONS -- 18.8%
    100,000    Cabletron Systems, Inc.*<F2>             2,509,700    2,525,000
     90,000    California Amplifier, Inc.*<F2>          2,560,470    4,117,500
     20,000    Ditech Communications*<F2>               1,865,626    1,891,250
     50,000    F5 Networks, Inc.*<F2>                   1,710,311    2,728,125
     40,000    Lucent Technologies Inc.                 2,519,500    2,370,000
     50,000    Natural MicroSystems*<F2>                1,074,903    5,621,875
     30,000    Nokia Corp. "A" ADR                      1,651,500    1,498,125
     50,000    Nortel Networks Corp.                    1,212,612    3,412,500
    130,000    Optibase Ltd.*<F2>                       2,004,689    2,283,125
     45,000    Polycom, Inc.*<F2>                         992,747    4,234,216
     70,000    REMEC, Inc.*<F2>                         1,627,052    2,931,250
    210,000    Science Dynamics Corp.*<F2>              2,371,616    2,428,125
     50,000    Tekelec*<F2>                             1,441,438    2,409,375
     50,000    Tollgrade Communications*<F2>              564,188    6,625,000
                                                     ------------ ------------
                                                       24,106,352   45,075,466
                                                     ------------ ------------

               COMMUNICATIONS SERVICES -- 2.4%
    140,000    CTN Media Group, Inc.*<F2>               1,210,967      752,500
    250,000    FVC.COM, Inc.*<F2>                       2,506,647    1,937,500
     20,000    Nextel Communications*<F2>               1,319,688    1,223,750
     51,472    NEXTLINK
                 Communications, Inc.*<F2>              2,179,688    1,952,719
                                                     ------------ ------------
                                                        7,216,990    5,866,469

               COMPUTER SYSTEMS -- 8.6%
    200,000    Blue Wave Systems Inc.*<F2>              2,308,252    2,062,500
     75,000    Compaq Computer Corp.                    2,090,762    1,917,187
    250,000    Concurrent Computer
                 Corp.*<F2>                             2,235,056    3,281,250
     32,000    EMC Corp. (Mass.)*<F2>                   1,299,650    2,462,000
     27,000    Network Appliance, Inc.*<F2>             2,123,875    2,173,500
     40,000    RadiSys Corp.*<F2>                       1,797,266    2,270,000
     40,000    SanDisk Corp.*<F2>                       2,779,688    2,447,500
     33,000    Seagate Technology, Inc.*<F2>            1,489,311    1,815,000
     25,000    Sun Microsystems, Inc.*<F2>              1,572,625    2,273,438
                                                     ------------ ------------
                                                       17,696,485   20,702,375

               DISTRIBUTION -- 0.3%
     57,500    D & K Healthcare
                 Resources, Inc.*<F2>                     846,281      600,156

               ELECTRONICS/EQUIPMENT MANUFACTURING -- 9.8%
     75,000    Aeroflex Inc.*<F2>                       2,815,412    3,726,562
     53,000    Applied Films Corp.*<F2>                 1,474,970    1,941,125
     20,000    Corning Inc.                             3,148,635    5,397,500
     15,000    E-Tek Dynamics, Inc.*<F2>                2,718,181    3,957,188
     30,000    Flextronics International Ltd.*<F2>      2,137,188    2,060,625
     20,000    Keithley Instruments, Inc.               1,531,830    1,742,500
     90,000    KEMET Corp.*<F2>                         3,199,164    2,255,625
     12,000    Newport Corp.                            1,345,126    1,288,500
     30,000    Vishay Intertechnology, Inc.*<F2>        1,870,850    1,138,125
                                                     ------------ ------------
                                                       20,241,356   23,507,750

               ENERGY/SERVICES -- 7.9%
    100,000    AstroPower, Inc.*<F2>                    1,281,937    2,712,500
    500,000    Grey Wolf, Inc.*<F2>                     2,423,975    2,500,000
     60,000    Nabors Industries, Inc.*<F2>             2,323,263    2,493,750
     80,000    National-Oilwell, Inc.*<F2>              2,195,060    2,630,000
    130,000    Ocean Energy Inc.*<F2>                   1,865,815    1,844,375
     60,000    Universal Compression
                 Holdings, Inc.*<F2>                    1,980,707    2,010,000
     75,000    USX-Marathon Group                       2,053,845    1,879,687
     60,000    Valero Energy Corp.                      1,835,376    1,905,000
     50,000    Western Gas Resources, Inc.              1,051,232    1,050,000
                                                     ------------ ------------
                                                       17,011,210   19,025,312

               FINANCIAL SERVICES -- 1.7%
     99,000    Philadelphia Consolidated
                 Holding Corp.*<F2>                     1,517,558    1,664,438
    125,000    U.S. Bancorp.                            2,784,815    2,406,250
                                                     ------------ ------------
                                                        4,302,373    4,070,688

               FOOD & BEVERAGES -- 0.8%
     60,000    Albertson's, Inc.                        2,184,210    1,995,000

               HEALTHCARE PRODUCTS -- 5.2%
    500,000    Antex Biologics Inc.*<F2>                1,197,389      875,000
    105,000    Gene Logic Inc.*<F2>                       819,135    3,747,188
    200,000    IGEN International, Inc.*<F2>            3,446,274    3,312,500
     70,000    Immunomedics, Inc.*<F2>                  1,054,991    1,701,875
    140,000    PharmaNetics, Inc.*<F2>                  1,831,938    2,782,500
                                                     ------------ ------------
                                                        8,349,727   12,419,063

               MISCELLANEOUS MANUFACTURING -- 1.9%
     50,000    Boeing Co.                               2,043,065    2,090,625
     60,000    Tredegar Corp.                           1,391,302    1,140,000
    100,000    Unifi, Inc.*<F2>                         1,426,670    1,237,500
                                                     ------------ ------------
                                                        4,861,037    4,468,125

               OIL & GAS EXPLORATION -- 4.3%
     80,000    EOG Resources, Inc.                      2,232,225    2,680,000
    250,000    Santa Fe Snyder Corp.*<F2>               2,586,242    2,843,750
    220,000    Union Pacific Resources
                 Group Inc.                             3,263,613    4,840,000
                                                     ------------ ------------
                                                        8,082,080   10,363,750

               RETAILING -- 2.9%
     40,000    Wal-Mart Stores, Inc.                    2,247,113    2,305,000
    150,000    Whitehall Jewellers, Inc.*<F2>           2,272,535    2,793,750
     50,000    Zale Corp.*<F2>                          2,013,425    1,825,000
                                                     ------------ ------------
                                                        6,533,073    6,923,750

               SEMICONDUCTORS/RELATED -- 20.8%
     30,000    Advanced Micro
                 Devices, Inc.*<F2>                     2,056,749    2,317,500
     24,000    Altera Corp.*<F2>                          857,750    2,446,500
     60,000    Asyst Technologies, Inc.*<F2>            2,104,218    2,055,000
     50,000    ATMI, Inc.*<F2>                          1,447,338    2,325,000
     40,000    Brooks Automation, Inc.*<F2>             1,877,187    2,557,500
    250,000    Catalyst Semiconductor, Inc.*<F2>        2,412,697    2,148,450
     10,000    Cree, Inc.*<F2>                          1,723,125    1,335,000
     75,000    Electroglas, Inc.*<F2>                   2,032,189    1,612,500
     30,000    Electro Scientific
                 Industries, Inc.*<F2>                  1,645,625    1,320,936
     60,000    Fairchild Semiconductor
                 Corp.*<F2>                             2,298,540    2,430,000
     60,000    Ibis Technology Corp.*<F2>               3,935,312    3,622,500
     20,000    KLA-Tencor Corp.*<F2>                    1,562,188    1,171,250
     42,000    Kulicke & Soffa
                 Industries, Inc.*<F2>                  1,235,380    2,493,750
     35,000    National Semiconductor
                 Corp.*<F2>                             2,295,850    1,986,250
     40,000    Novellus Systems, Inc.*<F2>              1,268,463    2,262,500
     15,000    PMC-Sierra, Inc.*<F2>                    2,978,125    2,665,312
     40,000    Rambus Inc.*<F2>                         2,363,125    4,120,000
    190,200    Symmetricom, Inc.*<F2>                   1,965,156    4,802,550
      8,400    Taiwan Semiconductor
                 Manufacturing Co. Ltd.*<F2>              436,879      325,500
     25,000    Teradyne, Inc.*<F2>                      2,327,025    1,837,500
     25,000    Texas Instruments Inc.                   1,044,533    1,717,188
     30,000    Xilinx, Inc.*<F2>                        1,794,063    2,476,875
                                                     ------------ ------------
                                                       41,661,517   50,029,561

               SOFTWARE & RELATED SERVICES -- 9.7%
    250,000    Bitstream Inc.*<F2>                      2,354,060    1,578,125
     24,000    Business Objects
                 S.A.- SP ADR*<F2>                      2,715,312    2,115,000
     25,000    Entrust Technologies Inc.*<F2>           1,562,500    2,068,750
     80,000    Exchange Applications, Inc.*<F2>         1,388,361    2,130,000
     25,000    Extended Systems Inc.*<F2>               1,101,625    2,400,000
    120,000    Information Resources
                 Engineering, Inc.*<F2>                 2,499,124    3,030,000
     20,000    ISS Group, Inc.*<F2>                     1,995,000    1,974,686
    100,000    Level 8 Systems, Inc.*<F2>               1,599,644    2,106,250
    100,000    Novadigm, Inc.*<F2>                      1,919,005    1,975,000
     60,000    Sonic Foundry, Inc.*<F2>                 1,235,013    1,260,000
    100,000    Systems & Computer
                 Technology Corp.*<F2>                  1,402,174    2,000,000
    139,500    Versant Corp.*<F2>                         658,105      680,063
                                                     ------------ ------------
                                                       20,429,923   23,317,874

               TRANSPORTATION -- 0.5%
    200,000    RailAmerica, Inc.*<F2>                   1,352,643    1,275,000

               UTILITIES -- 0.8%
     60,000    IDACORP, Inc.                            1,991,925    1,935,000
                                                     ------------ ------------
                  Total common stocks                 189,448,957  233,895,339
                                                     ------------ ------------
                  Total long-term
                    investments                       189,448,957  233,895,339

SHORT-TERM INVESTMENTS -- 2.3% (A)<F3>
               VARIABLE RATE DEMAND NOTE
 $5,587,769    Firstar Bank U.S.A., N.A.                5,587,769    5,587,769
                                                     ------------ ------------
                  Total short-term
                    investments                         5,587,769    5,587,769
                                                     ------------ ------------
                  Total investments                  $195,036,726  239,483,108
                                                     ------------
                                                     ------------
               Cash and receivables, less
                 liabilities - 0.3% (A)<F3>                            622,615
                                                                  ------------
                  NET ASSETS                                      $240,105,723
                                                                  ------------
                                                                  ------------
                  Net Asset Value Per Share
                    (No par value, unlimited
                    shares authorized), offering
                    and redemption price
                    ($240,105,723 / 8,458,266
                    shares outstanding)                           $      28.39
                                                                  ------------
                                                                  ------------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2000

INCOME:
   Dividends                                                      $   272,717
   Interest                                                           272,598
                                                                  -----------
          Total income                                                545,315
                                                                  -----------

EXPENSES:
   Investment management fees                                       1,358,274
   Administrative services                                            165,826
   Transfer agent fees                                                125,680
   Registration fees                                                   92,488
   Custodian fees                                                      37,559
   Professional fees                                                   33,289
   Printing and postage expense                                        25,441
   Board of Trustees fees                                               1,250
   Other expenses                                                      21,293
                                                                  -----------
          Total expenses                                            1,861,100
                                                                  -----------
NET INVESTMENT LOSS                                                (1,315,785)
                                                                  -----------
NET REALIZED GAIN ON INVESTMENTS                                    3,928,602
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             31,859,447
                                                                  -----------
NET GAIN ON INVESTMENTS                                            35,788,049
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $34,472,264
                                                                  -----------
                                                                  -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 2000 and 1999


                                                                                                2000                1999
                                                                                            ------------        ------------
OPERATIONS:
     Net investment loss                                                                     $ (1,315,785)        $  (275,707)
     Net realized gain on investments                                                           3,928,602           4,197,831
     Net increase in unrealized appreciation on investments                                    31,859,447           4,409,534
                                                                                             ------------         -----------
          Net increase in net assets resulting from operations                                 34,472,264           8,331,658
                                                                                             ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($1.37964 per share)                                (4,755,935)                 --
                                                                                             ------------         -----------
          Total distributions                                                                  (4,755,935)*<F4>            --
                                                                                             ------------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (6,205,615 and 1,374,542 shares, respectively)               174,917,477          24,034,448
     Net asset value of shares issued in distributions (245,972 shares)                         4,623,971                  --
     Cost of shares redeemed (1,169,043 and 544,079 shares, respectively)                     (32,160,868)         (9,322,815)
                                                                                             ------------         -----------
          Net increase in net assets derived from Fund share activities                       147,380,580          14,711,633
                                                                                             ------------         -----------
          TOTAL INCREASE                                                                      177,096,909          23,043,291
NET ASSETS AT THE BEGINNING OF THE YEAR                                                        63,008,814          39,965,523
                                                                                             ------------         -----------
NET ASSETS AT THE END OF THE YEAR                                                            $240,105,723         $63,008,814
                                                                                             ------------         -----------
                                                                                             ------------         -----------

*<F4>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                                FOR THE YEARS ENDED JUNE 30,
                                                            --------------------------------------------------------------------
                                                              2000           1999           1998           1997           1996
                                                            --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of year                       $ 19.84        $ 17.04        $ 15.83        $ 17.47        $ 14.68
   Income from investment operations:
       Net investment loss (a)<F5>                            (0.25)         (0.11)         (0.03)         (0.08)         (0.05)
       Net realized and unrealized gains on investments       10.18           2.91           4.55           0.58           5.10
                                                            -------        -------        -------        -------        -------
   Total from investment operations                            9.93           2.80           4.52           0.50           5.05
   Less distributions:
       Dividend from net investment income                     --             --             --             --             --
       Distributions from net realized gains                  (1.38)          --            (3.31)         (2.14)         (2.26)
                                                            -------        -------        -------        -------        -------
   Total from distributions                                   (1.38)          --            (3.31)         (2.14)         (2.26)
                                                            -------        -------        -------        -------        -------
   Net asset value, end of year                             $ 28.39        $ 19.84        $ 17.04        $ 15.83        $ 17.47
                                                            -------        -------        -------        -------        -------
                                                            -------        -------        -------        -------        -------

TOTAL INVESTMENT RETURN                                       53.7%          16.4%          32.8%           5.0%          38.4%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                     240,106         63,009         39,966         28,979         26,972
   Ratio of expenses to average net assets                     1.4%           1.5%           1.5%           1.6%           1.8%
   Ratio of net investment loss to average net assets        (1.0)%         (0.6)%         (0.7)%         (0.7)%         (1.3)%
   Portfolio turnover rate                                   156.9%         162.1%         116.3%         140.6%         177.5%

(a)<F5> In 2000 and 1999, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2000

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which is organized as a Delaware Business Trust and is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has utilized $1,320,915 of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and trustees of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund and 0.1% on the daily net assets of the Fund over $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders. On July 27, 2000, the Fund distributed $182,963 from net short-term realized gains ($0.02123 per share) and $571,950 from long-term realized gains ($0.06635 per share). The distributions were paid on July 28, 2000, to shareholders of record on July 26, 2000.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2000, purchases and proceeds of sales of investment securities (excluding short-term securities) were $343,185,539 and $206,501,533, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2000, liabilities of the Fund included the following:

     Payable to brokers for investments purchased              $  3,587,316
     Payable to the Adviser for management fees                     168,041
     Other liabilities                                              112,956

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2000, the sources of net assets were as follows:

     Fund shares issued and outstanding                        $194,924,374
     Net unrealized appreciation on investments                  44,446,382
     Accumulated net realized gain                                  734,967
                                                               ------------
                                                               $240,105,723
                                                               ------------
                                                               ------------

     Aggregate net unrealized appreciation as of June 30, 2000, consisted of the following:

     Aggregate gross unrealized appreciation                   $ 59,483,963
     Aggregate gross unrealized depreciation                   (15,037,581)
                                                               ------------
          Net unrealized appreciation                          $ 44,446,382
                                                               ------------
                                                               ------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

     In early 2000, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ending June 30, 2000. The Fund hereby designates $8,784 as long-term capital gain distributions.

                       REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue                               Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

July 28, 2000

To the Shareholders and Trustees
of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

                               BOARD OF TRUSTEES

                              ROBERT J. FAHEY, JR.
                                Senior Director
                              Cushman & Wakefield
                           Philadelphia, Pennsylvania

                            STEPHEN L. HERSHEY, M.D.
                             President, First State
                         Orthopaedic Consultants, P.A.
                                Newark, Delaware

                               MICHAEL L. HERSHEY
                                   Chairman,
                            Landis Associates, Inc.
                          Kennett Square, Pennsylvania

                                  JOHN A. KROL
                             Chairman/CEO (Retired)
                             E.I. DuPont de Nemours
                              Wilmington, Delaware

                            P. COLEMAN TOWNSEND, JR.
                                   Chairman,
                                Townsends, Inc.
                              Wilmington, Delaware

                               FIRSTAR BANK, N.A.
                                   Custodian

                              FIRSTAR MUTUAL FUND
                                 SERVICES, LLC
                               Transfer Agent and
                           Dividend Disbursing Agent

                             LANDIS ASSOCIATES LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                               THE HENLOPEN FUND
                        LONGWOOD CORPORATE CENTER SOUTH
                          415 MCFARLAN ROAD, SUITE 213
                       KENNETT SQUARE, PENNSYLVANIA 19348
                    (610-925-0400)     WWW.HENLOPENFUND.COM

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.